UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-12

COMTECH TELECOMMUNICATIONS CORP. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On December 1, 2021, Comtech Telecommunications Corp. issued an investor brochure in connection with its 2021 annual meeting. A copy of the brochure can be found below:

+ Vote FOR ALL Comtech Nominees On The BLUE Proxy Card Today! Value For All Share hol ders We Deliver the Most Important Call You Will Ever Have to Make comtechcreates.com NextGen 911 Public Safety Satellite Ground Station Equipment Market expected to grow more than 2x from 2020 to 2026, reaching $1.7B Market expected to grow nearly 2x from 2020 to 2029, reaching $9B A Winning Portfolio To Capture Strong Market Demand “Comtech offers the most comprehensive end - to - end in - house technical capabilities in the market and a full portfolio of NG9 - 1 - 1 products, services and system integration capabilities.” Frost & Sullivan +

c om techc r e a t es . c om VOTE THE BLUE PROXY CARD TODAY Leading Positions in Markets That Matter We keep communities safe and connect the unconnected. Board Skills and Experience That Matter Judy Chambers Director since August 2021; Nominating and Governance Committee Chair • Extensive experience in the investment advisory services industry and corporate finance • Managing Principal and director of Meketa Investment Group, an investment advisory firm with more than $1.5 trillion assets under advisement • Works with some of the largest institutional investors in the U.S. including public pension plans, corporations, endowments, foundations, and insurance companies “Comtech’s strategic momentum is clear from its significant new business wins over the past couple of years, and I believe the Company is uniquely positioned to capitalize on exciting growth opportunities across end markets.” Larry Waldman Director since August 2015; Audit Committee Chair; Designated Lead Independent Director • Significant experience providing financial and business advisory services to technology companies, serving on public company boards, and leading public accounting firms • Serves as non - executive Chairman of the Board and Chairman of the Audit Committee of CVD Equipment Corporation • Serves as Lead Independent Director and Audit Committee Chair of APYX Medical “Comtech has a rich history of innovation and solving complex problems that we continue to leverage to this day to create value for shareholders. I intend to continue putting my experience and deep knowledge of the company to good use for shareholders.” As a leading provider of next - generation 911 emergency systems in the US, we deliver the most important call you will ever have to make. We are rapidly gaining share in the Next - Gen 911 public safety market: 4 Key business wins in 2021 from states including Arizona, Iowa, and Pennsylvania for large, multi - year agreements in excess of $ 200 million 4 Robust pipeline of similar opportunities, capitalizing on the once - in - a - generation upgrade cycle to modernize the nation’s 911 systems on a state - by - state basis 4 Recognized by Frost & Sullivan for achieving the most significant year - over - year market share gains of any NG - 911 primary contract holder Our satellite network infrastructure helps bring wireless connectivity to underserved areas and populations around the world. We are leveraging our satellite technology leadership to capitalize on accelerating demand for connectivity: 4 Positioned to support satellite customers with the potential to generate hundreds of millions of incremental revenue 4 Recognized by Northern Sky Research for our leadership in the growing satellite cellular backhaul market

comtechcreates.com

Comtech Creates Value For All Shareholders

Our Board and management team are executing a highly successful, targeted strategy that is delivering results for shareholders.

Revenue Generation

$582M
Comtech's **revenues** in FY2021

64%
Share of Comtech's FY2021 revenue that **did not exist** in FY2015

$1.1B
Future revenue expected from **significant new business pipeline**, with strong potential to generate hundreds of millions beyond that

Returns to Shareholders

>100%
Total shareholder returns over the **past five years**

>40%
Total shareholder returns over the **past one year**

Outperforming

- Peers
- NASDAQ Telecommunications Index

By Contrast:

✖ Outerbridge Capital Management is **short-term** focused, self-serving, and opportunistic

✖ Their nominees have **no plan to deliver** sustainable, long-term shareholder value

Now is not the time to disrupt Comtech's strong forward momentum and its vitally important role in developing Next-Gen 911 emergency systems by taking a risk on the uninformed views of Outerbridge, a small hedge fund with no experience in Comtech's sector.

Comtech's Board and management have real, future-focused plans to create even greater shareholder value going forward. Vote BLUE for the future Comtech is creating.

VOTE THE BLUE PROXY CARD TODAY

Your Vote Is Very Important! To ensure your shares are represented, please follow the easy instructions on the enclosed BLUE proxy card to vote by telephone, by internet, or by signing, dating and returning the BLUE proxy card in the postage - paid envelope provided. If you received this letter by email, you may also vote by pressing the BLUE “ VOTE NOW ” button in the accompanying email. Please simply disregard any White proxy card you may receive from Outerbridge Capital Management. If you have any questions or require any assistance with voting your shares, please call Comtech’s proxy solicitor, Innisfree M&A Incorporated: Toll - Free: (877) 750 - 8198 (from the U.S. and Canada) +1 (412) 232 - 3651 (from other locations) Comtech’s definitive proxy materials and other materials regarding the Board’s recommendation for the Fiscal 2021 Annual Meeting of Stockholders can be found at www.comtechcreates.com . About Comtech Comtech Telecommunications Corp. is a leading global provider of next - generation 911 emergency systems and secure wireless communication technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, please visit www.comtechtel.com. Forward - Looking Statements Certain information in this letter contains statements that are forward - looking in nature and involve certain significant risks and uncertainties, including about our business trajectory, future revenue and sales, acquisition strategy, management and governance changes, and growth. Actual results could differ materially from such forward - looking information. Risks and uncertainties that could impact these forward - looking statements include: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company’s performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long - term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company’s legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company’s large contracts; risks associated with the COVID - 19 pandemic and related supply chain disruptions; and other factors described in this and the Company’s other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward - looking statements or to conform these statements to actual results or to changes in our expectations. Additional Information and Where to Find It Comtech has filed with the Securities and Exchange Commission (“SEC”) and mailed to the Company’s stockholders a definitive proxy statement, an accompanying BLUE proxy card and other relevant documents in connection with the Company’s Fiscal 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING BLUE PROXY CARD AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2021 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2021 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s stockholders may obtain a free copy of documents filed with the SEC at the SEC’s website at https:// www.sec.gov or the Company’s website at www.comtechcreates.com. Participants in the Solicitation The Company, its directors, and certain of its executive officers are, and certain other members of management and employees of the Company may be deemed, “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2021 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, in the Company of the persons who are or may be, under the rules of the SEC, considered participants in the solicitation of the stockholders of the Company in connection with the Company’s 2021 Annual Meeting are set forth in the Company’s definitive proxy statement filed in connection with the Company’s 2021 Annual Meeting and other relevant documents filed with the SEC. You can also find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10 - K for the fiscal year ended July 31, 2021, the Company’s and such persons’ other filings with the SEC.

About Comtech

Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and secure wireless communication technologies to commercial and government customers around the world. Headquartered in Melville, New York and with a passion for customer success, Comtech designs, produces and markets advanced and secure wireless solutions. For more information, please visit www.comtechtel.com.

Forward-Looking Statements

Certain information above contains statements that are forward-looking in nature and involve certain significant risks and uncertainties, including about our business trajectory, future revenue and sales, acquisition strategy, management and governance changes, and growth. Actual results could differ materially from such forward-looking information. Risks and uncertainties that could impact these forward-looking statements include: the possibility that the expected synergies and benefits from recent acquisitions will not be fully realized, or will not be realized within the anticipated time periods; the risk that the acquired businesses will not be integrated with the Company successfully; the possibility of disruption from recent acquisitions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Government Solutions segment away from bidding on large commodity service contracts and toward pursuing contracts for its niche products with higher margins; the nature and timing of receipt of, and the Company's performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and or procurement strategies; changes in prevailing economic and political conditions; changes in the price of oil in global markets; changes in foreign currency exchange rates; risks associated with the Company's legal proceedings, customer claims for indemnification, and other similar matters; risks associated with the Company’s obligations under its Credit Facility; risks associated with the Company's large contracts; risks associated with the COVID-19 pandemic and related supply chain disruptions; and other factors described in this and the Company's other filings with the Securities and Exchange Commission. We assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

Additional Information and Where to Find It

Comtech has filed with the Securities and Exchange Commission (“SEC”) and mailed to the Company’s stockholders a definitive proxy statement, an accompanying BLUE proxy card and other relevant documents in connection with the Company’s Fiscal 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING BLUE PROXY CARD AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE COMPANY’S 2021 ANNUAL MEETING OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY’S 2021 ANNUAL MEETING AND THE PARTIES RELATED THERETO. The Company’s stockholders may obtain a free copy of documents filed with the SEC at the SEC’s website at https://www.sec.gov or the Company’s website at www.comtechcreates.com.

Participants in the Solicitation

The Company, its directors, and certain of its executive officers are, and certain other members of management and employees of the Company may be deemed, “participants” in the solicitation of proxies from stockholders in connection with the matters to be considered at the 2021 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise, in the Company of the persons who are or may be, under the rules of the SEC, considered participants in the solicitation of the stockholders of the Company in connection with the Company’s 2021 Annual Meeting are set forth in the Company’s definitive proxy statement filed in connection with the Company’s 2021 Annual Meeting and other relevant documents filed with the SEC. You can also find information about the Company’s executive officers and directors in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021, the Company’s and such persons’ other filings with the SEC.